EXHIBIT 10.7

                                    LEASE FOR
                              WILES ROAD PLAZA, LLC

LANDLORD:                           WILES ROAD PLAZA, LLC


TENANT:                             CYGENE, INC.


STORE NUMBER:                       7786 - 7750


ADDRESS:                            7786 WILES ROAD, CORAL SPRINGS, FL  33067


USE:                                LABORATORY


TERM:                               one (1) year lease


DATE OF LEASE:                      DECEMBER 27, 2005


TERM COMMENCED:                     JANUARY 1, 2006


TERM EXPIRES:                       DECEMBER 31, 2006
                                    w/ one (1) one (1) year option


AREA (SQ. FT.):                     3779


MINIMUM ANNUAL RENT:                $64,998.84 + $3,899.88 6% sales tax =
                                    $68,898.72


RENT ADJUSMENT(S):                  5% Annually


SECURITY DEPOSIT:                   $ 0


FIRST MONTH RENT:                   $5,416.57 + $324.99 = $5,741.56


LAST MONTH RENT:                    $ 0



                   Initials: TENANT _________, DATE __________

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                                TABLE OF CONTENTS

SECTION

1.  TERM

2.  USE OF PREMISES

3.  ASSIGNMENT OR SUBLETTING

4.  VACATING UPON TERMINATION

5.  DESERTION

6.  RIGHT TO MORTGAGE AND SALE OR ASSIGNMENT OF LEASE

7.  RE-ENTRY ON DEFAULT

8.  ATTORNEY'S FEES FOR DEFAULT

9.  PAST DUE PAYMENT

10. TENANT'S CARE

11. DAMAGE TO PREMISES

12. RIGHT OF RE-ENTRY FOR INSPECTION

13. CONDEMNATION

14. NON-LIABILITY OF LANDLORD

15. RULES AND REGULATIONS

16. FIRE

17. REPAIRS

18. WAIVER

19. RENEWALS

20. LANDLORD'S LEIN

21. ACCELERATION OF RENTAL IF INSTALLMENT NOT PAID

22. REMOVAL OF PROPERTY AS REASON FOR ACCELERATION OF RENT

23. TAX AND INSURANCE EXPENSES

                   Initials: TENANT _________, DATE __________

24. UTIITIES AND SERVICES

25. TERMS

26. SUCCESSORS

27. IMPROVEMENTS TO PREMISES

28. FLOORING

29. LIGHTING

30. AIR CONDITIONING AND HEATING

31. DAMAGE TO BUILDING

32. WINDOW MAINTENANCE

33. FIRE EQUIPMENT AND INSPECTIONS

34. RADON GAS DISCLOSURE

35. REKEYING DOOR LOCKS

36. LICENSES

37. SECURITY DEPOSIT

38. LIENS

39. TIME OF ESSENCE

40. DUE FORMATION AND AURTHORITY OF TENANT

41. HEADINGS

42. HOLDING OVER, SURRENDER OF PREMISES

43. ENVIRONMENTAL SECTION ATTACHED

SECTION

    RULES AND REGULATIONS

SECTION

    ADDENDUM TO BUSINESS LEASE


                   Initials: TENANT _________, DATE __________

                                      LEASE

BUSINESS LEASE made this 27th day of December, 2005, by and between Wiles Road Plaza, LLC, whose address is 11471 W. Sample Road, Coral Springs, FL 33065 (Tel:
954-341-1632), hereinafter referred to as "LANDLORD", and Cygene, Inc. whose address is 7786 Wiles Road (Tel: 954-346-6913), hereinafter referred to as "TENANT".

         1. DESCRIPTION, TERM AND RENT: The LANDLORD hereby agrees to rent unto the TENANT approximately 3779 square feet in the building located at 7786 Wiles Road, Coral Springs, FL 33067, for the term of one year(s) at a rental rate as follows:

         FIRST YEAR:           $64,998.84 + $3,899.88  6% SALES TAX = $68,898.72
         SECOND YEAR:
         THIRD YEAR:
         FORTH YEAR:
         FIFTH YEAR:

The TENANT agrees to pay rent to the LANDLORD at 11471 W. Sample Road, Suite 11, Coral Springs, FL 33065, or at such other place as may be designated in writing by the LANDLORD to the TENANT. Rent shall be paid in equal monthly installments, including sales tax, in a advance without demand on the first day of each month during the term of this lease. This lease shall commence on January 1, 2006, and the lease shall end on the 31st day December, 2006 with one (1) one (1) year option with a 5% increase to base rent.

The LANDLORD acknowledges the receipt of $ -0- which represents:

First month's rent payment          $
First month's sales tax (6%)        $
Last month's rent payment           $
Damage and security deposit         $

         2. USE OF PREMISES: The premises hereby leased shall be used and occupied by the TENANT and the TENANT'S employees for the business of Laboratory and no other purpose whatsoever. As a material consideration hereto the TENANT covenants that TENANT will not, without written consent o f the LANDLORD, permit the premises to be occupied by any person, firm or corporation other that the TENANT whose name appears on this lease, and that the premises shall be used for no other purpose than as stated herein. The TENANT covenants that no nuisance or hazardous trade or occupation shall be permitted or carried on in or upon said premises. No act or thing shall be permitted and nothing shall be kept on or about said premises which will increase the risk of hazard of fire, and no hazardous waste shall be permitted upon, or any damage done to said premises. The TENANT further covenants not to conduct any business, or permit any business to be conducted or permit any act or thing contrary to, or in violation of, the laws of the United States of America, the State of Florida, or the ordinances of the municipality in which this property is located and those of the County of Broward, State of Florida.

         3. ASSIGNMENT OR SUBLETTING: Without written prior consent of the LANDLORD the term hereby demised shall not be assigned, mortgaged, pledged or transferred, nor shall any right or interest thereto or therein be conferred on or vested in anyone other than the TENANT, whether by operation of the law or otherwise, nor shall the TENANT let, underlet, or permit the leased premises or any part thereof to be used by others for hire or for any other purpose than as above stated. If the LANDLORD shall permit the assignment of this lease or a subletting of the premises or any part thereof, one or more times, such permission shall not constitute a waiver of this clause or be deemed to permit any further assignment or subletting. Should the LANDLORD consent to the assignment of the lease, or any interest therein, or to subletting the demised premises in whole or in part, the TENANT does hereby guarantee the payment of, and covenants to pay the rent and all charges reserved hereunder and covered hereby until the expiration of the term hereof; and no failure of the LANDLORD to promptly collect from TENANT from the guarantee by such TENANT of the payment for such rental charges. The TENANT shall reimburse the LANDLORD for the reasonable time and expenses incurred by LANDLORD, not to exceed the sum of Five Hundred and no/100 ($500.00), in processing any request of TENANT for approval by LANDLLORD of assignment or subletting pursuant to this LEASE. In the event of the death of the TENANT, or if a Receiver is appointed by any court of competent jurisdiction of any assignment for the benefit of the creditors or shall take or attempt to take the benefit of any insolvency acts, statures, or laws now in force or hereafter enacted or an execution shall be issued pursuant to a judgment rendered against the TENANT written notice of thirty (30) days of its intention to terminate the lease, served upon the TENANT or left upon the demised premises; and the term hereof shall absolutely expire and terminate immediately upon the expiration of said thirty day period. Any assignment or subletting of this Lease, without the written consent of the LANDLORD, shall constitute a breach of this Lease.

         4. VACATING UPON TERMINATION: TENANT further covenants and agrees that upon expiration of said term, or upon the termination of the Lease for any cause, they will at once surrender and deliver up the whole of the above described premises, together with all improvements thereon to the LANDLORD, his agent and assigns. TENANT further covenants that they will leave the premises in the exact state of repair and condition as they found it, subject to reasonable wear and tear during the term of tenancy. TENANT further agrees to notify the LANDLORD of the day they will vacate the premises and to allow a representative of the LANDLORD to inspect the premises to see that the premises are in the same state and repair as they were at the time the property was rented to the TENANT, subject only to reasonable wear and tear during the term of the tenancy.

                   Initials: TENANT _________, DATE __________

         5. DESERTION: In case the leased premises shall be deserted or vacated (surrender of the key shall not be necessary in order that the premises may be deemed deserted or vacated) the LANDLORD shall have the right and authority to re-enter the premises either by force or otherwise, without being liable for any prosecution or claim thereof, and to hold said premise as if this Lease had not been made; and upon such re-entry the estate hereby granted shall be at an end; or, at the option of the LANDLORD, to be exercised by written notice mailed to the TENANT or left upon the demised premises, the prosecution or claim therefor, and relet the same, as the agent of the TENANT and receive the rent therefor and apply the same to the payment of the rent due hereunder, holding the TENANT liable for any deficiency; or the LANDLORD may at its option, terminate this Lease by giving the TENANT a written notice thirty (30) days of its intention to terminate the Lease served upon the TENANT or left upon the demised premises, and the term hereof shall absolutely expire and terminate immediately upon the expiration of said thirty (30) day period.

         6. RIGHT TO MORTGAGE AND SALE OR ASSIGNMENT OF LEASE: The LANDLORD reserves the right and privilege to subject and subordinate this LEASE at all times to the lien of any mortgage or mortgages now or hereafter placed upon the LANDLORD'S interest in the said Premises and on the land and buildings of which said Premises are a part, or upon any buildings hereafter placed upon the land of which the Premises are a apart (the holder of any such mortgage hereinafter referred to as mortgagee), and to any and all advances to be made under such mortgages, and all renewals, modification, extensions, consolidations and replacements thereof.

TENANT covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this LEASE on the foregoing basis to lien of any such mortgage or mortgages as shall be desired by the LANDLORD and mortgagees or proposed mortgagees.

TENANT shall, in the event of the sale or assignment of LANDLORD'S interest in the premises, or in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under any mortgage covering the premises, attorn to and recognized such purchaser or mortgagee as LANDLORD under this LEASE, and in any such events, LANDLORD named herein Shall not thereafter be liable on the LEASE.

At any time, and from time to time, upon the written request of LANDLORD or any mortgagee, TENANT within ten(10) days of the date of such written request, agrees to execute and deliver to LANDLORD and/or mortgagee, without charge and in a form satisfactory to LANDLORD and/or such mortgagee, a written statement:
(a) ratifying the LEASE; (b) confirming the commencement and expiration dates of the Term of this LEASE; (c) certifying that TENANT is in occupancy of the Premises and that this LEASE is in full force and effect and has not been modified, assigned, supplemented or amended, except by such writings as shall be stated; (d) certifying that all conditions and agreements under the LEASE to be satisfied and performance have been satisfied and performed, except as shall be stated; (e) certifying the LANDLORD is not in default under this LEASE and there are no defenses or offsets against the enforcement of this LEASE by LANDLORD, or stating the defaults and/or defenses claimed by TENANT; (f) reciting the amount of advance rental, if any, paid by TENANT and the date to which rental has been paid; (g) reciting the amount of security deposited with LANDLORD, if any; and
(h) any other information which landlord or the mortgagee shall require.

         7. RE-ENTRY ON DEFAULT: Provided that in case any rent shall be due and unpaid after the first month when the rent payments are due, or a default shall be made in any of the covenants herein contained, or if said premises shall be abandoned, deserted, or vacated, then it shall be lawful for the said LANDLORD, his agents, attorneys, successors or assigns to re-enter, repossess the said premises and the TENANT and each and every occupant to remove and put out, and upon re-entry as aforesaid this LEASE shall terminate. In the event of re-entry by the LANDLORD as herein provided TENANT shall be liable in damages to said LANDLORD for all loss sustained. TENANT shall be responsible for the remaining payments due under said Lease even though they vacate during the terms of the Lease, if said TENANT has not obtained the written consent of the LANDLORD to vacate.

         8. ATTORNEY'S FEES FOR DEFAULT: the undersigned TENANT further agrees that should it become necessary for the LANLORD to secure the services of an attorney to enforce any of the provisions of this Lease, which shall include the circumstances when the TENANT breaches a term of this Lease or fails to pay the rent when due, the said TENANT shall be responsible for any reasonable attorney's fees incurred by the landlord, whether is was necessary for the attorney to institute legal action or enforce the terms of the Lease without the institution of legal action, such as the necessity of a demand letter from an attorney. The prevailing party will be entitled to legal fees in the event of any suit brought forth to enforce rights or obligations under this lease.

         9. PAST DUE PAYMENT: If any payment of rent or other payment is not paid when due, the TENANT, as a penalty for such delinquency, pay to LANDLORD a $25.00 per day late charge if payment is not received within five (5) days of due date. This provision shall not be construed to relieve TENANT from any default hereunder arising through the failure on the part of the TENANT to make any payment at the time and in the manner specified. In addition, any sum accruing to LANDLORD under the terms and provisions of this LEASE which shall not be paid when due shall bear interest at the highest lawful rate from the date the same becomes due and payable by the terms of the provisions of this LEASE until paid.

         10. TENANT'S CARE: The TENANT shall take good care of the leased premises and the fixtures therein; and at the expiration or other and/or earlier termination of the term, shall surrender to the LANDLORD the said premises and fixtures in as good condition as reasonable use will permit. All injury done by the TENANT or the agents, clerks, servants, or visitors of the TENANT, shall be repaired by the LANDLORD at the expense of the TENANT. The cost thereof shall be determined on the statement rendered by the LANDLORD to the TENANT, and the sum so determined shall be payable to the LANDLORD upon delivery of such statement, and if not paid within ten (10) days thereafter, the said sum shall become so much additional rent for the succeeding month, payable with the installment of rent next becoming due, and collectible as such.

                   Initials: TENANT _________, DATE __________

         11. DAMAGE TO PREMISES: The TENANT covenants that all personal property placed on the premises shall be at the risk of the TENANT, and the LANDLORD shall not be liable for any damage to any property or person at any time in the leased premises or in said building from gas, electricity, water, rain, whether they may leak into, issue or flow from any part of said building or from the pipes or plumbing works of the same, or from any other place or quarter, or, irrespective of the foregoing, for any damage from any cause, whether or not any such damage may result from any act of omission or commission by any of the LANDLORD'S agents, employees, servants or contractors. The TENANT shall give the LANDLORD, or to its agent, prompt written notice of any accident tom or defect in , the water pipes, warming apparatus or electrical wires, and the same will be remedied by the LANDLORD with due diligence, subject to the provisions of the paragraph "TENANT'S CARE".

         12. RIGHT OF RE-ENTRY FOR INSPECTION: TENANT further agrees to permit the LANDLORD or the LANDLORD'S agents to inspect or examine the Premises at any reasonable time, and to permit the LANDLORD to make such repairs or improvements to the building of which the Premises are a part that the LANDLORD may deem desirable or necessary for its preservation and which the TENANT has not covenanted to do or has failed to do. In the event of an emergency LANDLORD shall have the right to enter the Premises without TENANT'S permission.

TENANT further agrees that in the event the LEASE is not being renewed on or after three (3) months next preceding the expiration of the Term of this LEASE the LANDLORD or its agents shall have the right to show the Premises to potential tenants.

         13. CONDEMNATION: In the event the whole or any part of said building shall be lawfully condemned or taken in any manner for any public use, the LANDLORD may at its option terminate the estate hereby granted as of the time title to, or at the LANDLORD'S option right to, possession of said premises shall vest in or be taken by public authority, and the LANDLORD shall be entitled to any and all income rent, awards, or any interest therein whatsoever which may be paid or made in connection with such public use.

         14. NON-LIABILITY OF LANDLORD: The LANDLORD or any successor in interest that may be an individual, joint venture, tenancy in common, corporation, firm or partnership, general or limited, shall not be subject to personal liability on such individual or on the members of such joint venture, tenancy in common, corporation, firm or partnership in respect to any of the covenants or conditions of this LEASE. The TENANT shall look solely to the equity of the LANDLORD in this premises and the rents, issues and profits derived therefrom for the satisfaction of the remedies of the TENANT in the event of a breach by the LANDLORD. It is mutually agreed that this clause is and shall be considered an integral part of the LEASE.

TENANT will indemnify, save harmless, and defend LANDLORD from and against any and all claims and demands in connection with any accident, injury or damage whatsoever caused to any person or property arising directly or indirectly out of TENANT'S initial construction, alteration, renovation, remodeling and/or fixturing of the Premises' whether or not occurring prior to the Commencement Date hereof), or out of the business conducted in the Premises or occurring in, on or about Premises or any part thereof, or arising directly or indirectly from any omission of TENANT or any of its contractors, subcontractors, or concessionaires or sub-tenants of their respective licensees, servants, agents, employees, contractors, sub-contractors, or arising directly or indirectly from, or in any way connected with: (i) the presence, or use, generation, treatment or storage on, under or about the Premises of any Hazardous Materials on the Premises, or the disposal or release of Hazardous Materials on the premises; or against any and all costs, expenses and liability incurred in connection with any such claim or proceeding brought thereon. The comprehensive general liability coverage maintained by TENANT pursuant to Paragraph 23 of this LEASE shall specifically insure the contractual obligation of TENANT as set forth herein.

         15. RULES AND REGULATIONS: The TENANT covenants and agrees that all rules and regulations attached hereto or hereafter adopted by the LANLORD or its agent and made known to tenant shall have the same force and effect as covenants of said Lease.

         16. FIRE: In case of injury to the demised premises or appurtenances by fire or other cause, the TENANT shall give immediate notice thereof to the LANDLORD. If the demised premises shall be damaged by fire or other cause without fault or neglect of the TENANT, or the agents, clerks, servants or visitors of the TENANT, the injury shall be repaired at the expense of the LANDLORD as speedily as possible after such notice. If, without such fault or neglect the demised premised shall be rendered untenantable by the elements or any other cause, or so nearly destroyed as to require rebuilding, the rent shall be paid up to the time of such destruction and from thenceforth this Lease shall cease and come to an end. No compensation or claim will be allowed by the LANDLORD by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing any portion of the building or its plant or appurtenances, however the necessity may occur.

         17. REPAIRS: The LANDLORD covenants to keep the said building in good structural repair, so far as concerns the TENANT, except as herein otherwise provided; but no liability to the TENANT shall accrue under this covenant until after the TENANT has given reasonable notice in writing to the LANDLORD of the specific repairs which are so required to be made. Nothing herein contained shall affect the liability of the LANDLORD in case of the destruction of the building or the demised premises or injury to the same by fire or other cause.

         a. LANDLORD shall maintain the roof and the exterior walls of the Premises, excepting any glass or doors that are a part of the Premises, and any improvements done by or on behalf of the TENANT; provided that TENANT shall give LANDLORD prior written notice of the necessity of any repairs; and provided further that if any repair is required by reason of the negligence or intentional misconduct of TENANT or any of its agents, employees, or invitees, LANDLORD may make such repairs and add the cost thereof to the next installment of Rent thereafter coming due. Except as herein provided, LANDLORD shall have no obligation to repair, maintain, alter, replace, or modify the premises or any part thereof, or any electrical, plumbing, heating, air conditioning, or other mechanical installation within or serving the premises.

                   Initials: TENANT _________, DATE __________

Any failure by LANDLORD to furnish, or delay in furnishing, any maintenance or services that are required of LANDLORD under this Section 17a or otherwise under this Lease, when such failure is caused by acts of God; accidents; breakage; repairs; strikes; lockouts; other labor disputes; the making of repairs, alterations, or improvements to the Premises or any part of the Project; inability to obtain an adequate supply of fuel, steal water, electricity, labor or other supplies; or by any other condition beyond LANDLORD'S reasonable control including, without limitation, any governmental energy conservation program shall not constitute a default by LANDLORD under this Lease, shall not render LANDLORD liable for any damages directly or indirectly resulting from such failure or delay, shall not permit TENANT to abate any rent or relieve TENANT from any of its obligation under this lease, shall not constitute a constructive or other eviction of TENANT, and shall not entitle TENANT to any damages resulting from such failure or delay.

         b. TENANT shall keep the interior of the Premises, which includes, but is not limited to, all electrical, plumbing, heating, air conditioning, and other mechanical installations therein, and all glass and doors that are a part of the Premises, and any improvements done by or on behalf of TENANT, in good order and clean and attractive appearance, making all repairs, alterations, replacements, and modifications at its own cost and expense, and using materials and labor of a kind and quality equal to that original work. TENANT shall maintain the Premises in accordance with all requirements of law. Including (without limitation) the American with Disabilities Act (as the same may be amended). TENANT agrees to maintain in good condition the electrical, heating and air conditioning equipment for the Premises with a licensed and insured contractor approved by LANDLORD.

         18. WAIVER: Failure of the LANDLORD to insist upon strict performance of any of the covenants or conditions of this Lease or to exercise any right or option herein contained shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or right of election; but the same shall remain in full force and effect. The TENANT undertakes and agrees (and any person claiming to be a sub-tenant or assignee undertakes and agrees) that the acceptance by the LANDLORD of any rent from any person shall be, deemed to be a sub-tenant or assignee of the Lease. The LANDLORD may accept rent from any person at any time without in any way waiving any right under this Lease. None of the conditions, covenants and provisions of this indenture shall be waived or modified except by the parties hereto in writing, and no oral waiver or modification shall be binding under any circumstances.

         19. RENEWALS: If the TENANT shall desire to retain the premises beyond the expiration of this Lease, then, and in such event, the TENANT shall give notice in writing three months before expiration of this Lease to the LANDLORD by delivering to the LANDLORD a written request for such extension of Lease. And, in the event the LANDLORD consents thereto, such consent shall be manifested by a written document only, executed by the LANDLORD; and, if the extension is effected, then the contract of Lease so extended shall be in all respects the same as the original, except as otherwise set forth in such written document. Nothing herein contained, however, shall be construed as requiring LANDLORD to execute or grant renewal or extension of this Lease to the TENANT beyond the present term thereof.

         20. LANDLORD'S LIEN: The TENANT pledges to the LANDLORD all the furniture, fixtures, good and chattels of said TENANT which are or may be usually kept on the premises as security for the payment of the rent herein reserved and all debts, costs, expenses, charges and damages herein mentioned for the full term hereof and all costs, charges and fees which the LANLORD may incur or sustain in collecting the same or any part thereof; and the TENANT covenants that the said lien and also the statutory lien for rent may by enforced by distress or foreclosure, either or both, at the election of the LANDLORD; and, in case of the failure of the TENANT to pay the rent herein reserved and the debts, damages and charges herein mentioned when the same shall become due and the same is collected by or through an attorney. The TENANT agrees to pay the LANDLORD in addition to said rent and charges all costs and expenses to which the LANDLORD may be put in collecting the same, including a reasonable attorney's fee.

         21. REMOVED

         22. REMOVAL OF PROPERTY AS REASON FOR ACCELERATION OF RENT: The TENANT further covenants and agrees that, if the TENANT should at any time during the continuance of this Lease remove or attempt to remove the goods, furniture, effects, improvements and personal property brought thereon out of or from said premises (except in the regular course of trade) without having paid in full all rent which shall become due during the term of this Lease, or should an execution of this process be levied on the goods and chattels of the TENANT in and on said premises and not within ten (10) days thereafter released, or if a petition in bankruptcy be filed against TENANT and not immediately defended against by TENANT, or should an assignment be made for the benefit of the TENANT'S creditor or a receiver appointed by petition filed against TENANT and not immediately defended against, or should the TENANT violate any other condition of this Lease, then and in such case, or on the happening of any one or more of such cases, the whole rent for the whole term of this Lease shall at once in the same manner, as if the terms of this Lease shall at once become due and payable and the LANDLORD may proceed by attachment, suit or otherwise to collect the whole rent reserved in the same manner; as if the terms of this Lease, the whole rent for the entire term, were payable in advance.

         23. INSURANCE: Liability, Workers' Compensation and Casualty Insurance to be furnished by TENANT, and Indemnification. TENANT shall purchase and maintain in force at all times during the LEASE Term, public liability, property damage insurance, and workers' compensation insurance, when required, at TENANTS' sole cost and expense, insuring against loss, cost and with the occupancy or use of the Demised Premises by TENANT, and the outside areas immediately adjoining the Demised Premises, including but not limited to the hallways (or, if applicable, sidewalks) adjacent to the Demised Premises if applicable, such insurance to include LANDLORD as additional insured, to be carried with an insurer reasonably acceptable to the LANDLORD, and to have limits which as to public liability and property damage insurance shall be not less that $1,000,000.00 for injury to or death of one person and $2,000,000.00 in the aggregate, and $50,000.00 for injury to property.

                   Initials: TENANT _________, DATE __________

TENANT shall indemnify and save LANDLORD harmless from any loss, liability, cost or expense (including attorney's fees and court costs incurred in the defense thereof) arising out of or in connection with TENANT'S use and occupancy of the Demised Premises or any products or services sold, stocked, or made available either thereon or from the Demised Premises, including any injuries to persons or damages to property, unless caused by the acts or omissions of LANDLORD.

         a. Copies of Policies to be furnished by TENANT. TENANT shall furnish LANDLORD with either a copy of each of the policies insuring the risks referred to in the foregoing Sections or certificates of insurance evidencing such coverage and renewals thereof.

         b. TAX AND INSURANCE EXPENSE: TENANT will be responsible for their share (3779 RSF) of any increase in the amount of Real Estate Taxes over the Base year 2004 Taxes, and any increase in the Amount of Insurance on the building over the Base Year 2004. TENANT shall pay, before delinquency, all personal property taxes and assessments on the furniture, fixtures, equipment, merchandise and other property of Tenant's at any time situated or installed in the leased premises made or installed by tenant subsequent to the commencement date. If at any time during the term of this Lease any of the foregoing assessed as a part of the real property of which the leased premises are a part, Tenant shall pay to Landlord upon demand the amount of such additional taxes as may be levied against said real property by reason thereof. For the purpose of determining said amount, figures supplied by the County Tax Appraiser as to the amount so assessed shall be binding and conclusive.

         24. UTILITIES AND SERVICES: The LANDLORD shall provide at its own expense the following services: Water to the extent that would not exceed the amount required for normal office use and trash removal to the extent that trash does not exceed what could be considered the normal amount of trash generated by an office. The two (2) cubic yard dumpster on the premises shall be emptied one time a week at the LANDLORD'S expense, any excessive amount of trash that will require any additional increase in the size of the dumpster or additional number of times to be emptied during a week shall be billed to the TENANT. TENANT shall be responsible for the removal of trash in excess of normal daily business operations. All other utilities and services (electricity, telephone, etc.) shall be provided by TENANT and at TENANT'S expense. In no event shall LANDLORD be liable for the quality, quantity, failure or interruption of such services to the Premises.

         25. TERMS: Every term of this agreement shall be deemed and construed to be the essence thereof, and any breach shall be deemed and construed to be the very substance of the Agreement; and the TENANT hereby consents to the issuance of an injunction by any Court of competent jurisdiction restraining any threatened breach or any continuing breach of any covenant imposed upon the TENANT herein.

         26. SUCCESSORS: This agreement shall inure to and be binding upon the successors and assigns of the TENANT.

         27. IMPROVEMENTS TO PREMISES: All improvements and renovations to the premises shall be conducted at the expense of TENANT in conformance with municipal ordinances and the applicable building codes. No sign, advertisement, display or notice visible from the exterior of the building shall be exhibited without the prior written approval of the LANDLORD, and the City of Coral Springs. Upon the expiration of this Lease, LANDLORD shall have the option to require TENANT to remove all improvements constructed or added by TENANT. TENANT further covenants not to permit alterations of or upon any part of the Premises except by and with the written consent of the LANDLORD. All alterations shall remain for the benefit of the LANDLORD unless otherwise provided in the said written consent above mentioned; and, the TENANT further agrees, in the event of making such alterations as herein provided, to indemnify and save harmless the LANDLORD from all expenses, liens, claims or damages to either persons or property or the Premises, arising out of or resulting from the undertaking or making of said alterations.

         28. FLOORING: The LANDLORD shall furnish a concrete floor. All floor coverings shall be furnished and installed by TENANT.

         29. LIGHTING: Lighting on the interior of the premises shall be maintained by the TENANT.

         30. AIR CONDITIONING AND HEATING: TENANT shall be obligated to retain and contract for an air conditioning service contract through a service company approved by LANDLORD, to service and maintain the air conditioning equipment on a regular periodic inspection and service basis calling for inspection and servicing on not less that a quarterly basis. A copy of the contract will be submitted to the LANDLORD'S office. TENANT will be responsible for all maintenance of the air conditioning equipment. LANDLORD will be responsible for necessary replacement of air conditioning units.

         31. DAMAGE TO BUILDING: TENANT is responsible for all expense incurred, by the LANDLORD, due to any damage to the building caused by the TENANT'S occupying the premises beyond normal wear and tear.

         32. WINDOW MAINTENANCE: TENANT is responsible for the cleaning of the exterior and the interior of the windows on a monthly basis. Window tinting of any kind is strictly prohibited without prior written consent of the LANDLORD.

         33. FIRE EQUIPMENT AND INSPECTIONS: TENANT is responsible for the installment of, and maintenance of, all fire equipment as required by local fire inspectors.

         34. RADON GAS DISCLOSURE: RADON GAS is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your County Public Health Unit.

                   Initials: TENANT _________, DATE __________

         35. REKEYING DOOR LOCKS: All keys must be returned to the LANDLORD upon termination of the LEASE. If the TENANT shall desire to rekey the exterior door locks, it shall be at the TENANT'S expense. The TENANT shall be required to furnish a duplicate key to the LANDLORD immediately upon rekeying the door locks.

         36. LICENSES: TENANT will be responsible to provide all licenses necessary to do business.

         37. SECURITY DEPOSIT: TENANT, contemporaneously with the execution of this LEASE, has deposited with LANDLORD the Security Deposit as security for the full and faithful performance by TENANT of all the terms, covenants and conditions of this LEASE upon TENANT'S part to be performed, which sum shall be returned to TENANT after the time fixed as the expiration date of the Term, provided TENANT has fully and faithfully carried out all of the terms, covenants and conditions on TENANT'S part to be performed. LANDLORD shall have the right, but not the obligation, to apply any part of the deposit to cure any default of TENANT, and if the LANDORD does so , TENANT shall, upon demand, deposit with LANDLORD the amount so applied so that the LANDLORD shall have the full deposit on hand at all times during the Term. TENANT'S failure to pay to LANDLORD a sufficient amount to restore the security to the original sum deposited within ten (10) days after receipt of demand therefore shall constitute a default under this LEASE. No interest shall be paid by LANDLORD to TENANT on such security deposit. In the absence of evidence satisfactory to the LANDLORD of any assignment of the right to receive the security, or the remaining balance thereof, the LANDLORD may return the security to the original TENANT regardless of one or more assignments of the LEASE itself.

         38. LIENS: Nothing contained in the LEASE shall be construed as a consent on the part of the LANDLORD to subject the estate of the LANDLORD to liability under the Mechanic's Lien Law of the State of Florida, for work done by or on behalf of TENANT, it being expressly understood that the LANDLORD'S estate shall not be subject to such liability. TENANT shall strictly comply with the Mechanic's Lien Law of the State of Florida as set forth in F.S. 713, or any successor statute. In the event that a Mechanic's claim of lien is filed against the property in connection with any work performed by or on behalf of the TENANT, the TENANT shall satisfy or bond such claim, or shall deposit a sum equal to 150% of the claim with the LANDORD, within ten (10) days from the date of filing. In the event that the TENANT fails to satisfy, bond or deposit such sums within said ten (10) day period, the LANDLORD may, but shall not be obligated to, do so and thereafter charge the TENANT, as additional rent, all costs incurred by the LANDLORD in connection with satisfaction of such claim, including attorney's fees and interest at the highest rate allowed by law. Further, the TENANT Agrees to indemnify, defend and save the LANDLORD harmless from and against any damages or loss incurred by the LANDLORD as a result of any such mechanics' lien including but not limited to attorney fees and costs. If so requested by the LANDLORD, the TENANT shall execute a short form or memorandum of this LEASE, which may, in the LANDLORDS discretion be recorded in the Public Records for the purpose of protecting the LANDLORD'S estate from mechanics' claim of lien, as provided in Florida Statutes Section 713.10. The security deposit paid by the TENANT may be used by the LANDLORD for the satisfaction or transfer of any mechanics' claim of lien as provided in this Paragraph, but such use shall not be deemed to cure such default and upon demand TENANT will promptly reimburse the security deposit or any portion of it used. This Paragraph shall survive the termination of this LEASE.

         39. TIME OF ESSENCE: Time is of the essence of this LEASE, and of each and every covenant, term, condition and provision hereof.

         40. DUE FORMATION AND AUTHORITY OF TENANT: (Applicable for Corporate Tenants) TENANT hereby represents and warrants that TENANT is a corporation duly organized, validly existing and currently in good standing of the laws of the State of Florida and that tenant has the power and authority to enter into this LEASE. TENANT further represents and warrants that the execution, delivery and performance of the obligations under this LEASE has been duly and properly authorized pursuant to all requisite corporate action on behalf of TENANT and that TENANT is not in default under any law, rule, regulation, order writ, judgment, injunction, decree, determination of award or any such indenture, agreement, lease or instrument which may effect TENANT'S performance of its obligations under this LEASE.

         41. HEADINGS: The captions, paragraph numbers, and descriptions association with same are inserted only as a matter of convenience and in not way define, limit or describe the scope or intent of such paragraphs of this LEASE or in any way affect this LEASE.

         42. HOLDING OVER, SURRENDER OF PREMISES: In the event the Tenant shall hold over the leased premises after the expiration of the term hereof with the consent of the Landlord either expressed or implied, such holding shall be construed to be only a tenancy from month-to-month, subject to all the covenants, conditions and obligations hereof and the Tenant hereby agrees to pay the Landlord, minimally, One hundred Fifty Percent (150%) of the rent being paid at the time of the expiration of the original term of the lease.

         43. See "ADDENDUM TO BUSINESS LEASE" Environmental Section.

                   Initials: TENANT _________, DATE __________

                              RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any TENANT or used for any purpose other than ingress and egress to and from the demised premises.

2. No awnings or other projections shall be attached to the walls or the building without the prior written consent of the LANDLORD. NO window tinting, curtains, blinds, shades, or screens shall be attached to, or hung in, or used in connection with any window or door of the demised premises, without the prior written consent of the LANDLORD. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design, color and attached in a manner approved by the LANDLORD.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any TENANT on any part of the outside or inside of the demised premises or building without the prior written consent of the LANDLORD. In event of a violation of the foregoing by the TENANT, the LANDLORD may remove same without any liability, and the LANDLORD may charge the expense incurred for such removal to the TENANT or TENANT'S violating rule. Interior signs on doors and directory tablets shall be inscribed, painted, or affixed at the expense of the TENANT, and shall be of a size, color and style acceptable to the LANDLORD.

4. The sashes, sash door, skylights, windows, and doors that reflect light and air into the halls, passageways or other public places in the buildings shall not be covered or obstructed by any TENANT, nor shall any bottles, parcels or other articles be placed on the window sills.

5. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no sweeping debris, rubbish, rags or other substances shall be thrown therein. Any damages resulting from any misuse of the fixtures shall be borne by the TENANT whose servant, employees, agents, visitors, or licensees shall have caused the same.

6. NO TENANT shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except as may be directed with written consent of the LANDLORD.

7. No vehicles, bicycles, or animals of any kind, shall be brought into or kept in or about the premises, and no cooking shall be permitted by any TENANT, except as may be directed with written consent of the LANDLORD.

8. No TENANT shall make, or permit to be made, any unseemly or disturbing noises that disturb or interfere with the occupants of this or neighboring premises, or those having business with them, whether by use of any musical instrument, unmusical noise, radio, talking machine, whistling, singing, or in any other way. VIOLATION OF THIS PARAGRAPH CONSTITUTES A MATERIAL VIOLATION AND WILL RESULT IN DEFAULT OF THE LEASE. No TENANT shall throw anything out the doors, windows, skylights or down the passageways.

9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by the TENANT, nor shall any changes be made in existing locks or the mechanisms thereof. TENANT must, upon the termination of his tenancy, restore to the LANDLORD all keys for the offices and toilet rooms either furnished to, or otherwise produced by such TENANT.

10. All removals, or the carrying in or out of safes, freight, furniture, or bulky matter of any description must take place during the hours which the LANDLORD, or its agents, may determined. The LANDLORD reserves the right to prescribe the weight and positions of all safes, which, when installed, must be placed upon two inch thick strips to distribute the weight. The moving of safes, or other fixtures, or bulky matter of any kind, must be done after previous notice to the LANDLORD. Any damage done to the building or to the TENANTS or to any other persons in bringing or removing safes, furniture or other bulky or heavy articles shall be paid for by the TENANT.

11. No TENANT shall occupy or permit any portion of the premises demised to him, to be used for manufacturing or for the possession, storage, or sale of liquor or narcotics. No TENANT shall occupy or permit any portion of the premises demised to him to be used as a barbershop, manicure shop or as an employment bureau. No TENANT shall engage or pay any employees on the demised premises, except those actually working for such TENANT on said premises, nor shall TENANT advertise for laborers giving an address at said premises.

12. Each TENANT, before closing and leaving said premises shall see that all windows are closed. All TENANTS and occupants must take strict care not to leave their windows open when it rains, and for any carelessness in this respect the TENANT shall make good any injury sustained by other TENANTS, and to the LANDLORD for any damages to drywall, paint, plastering or any other part of the building resulting from default or carelessness.

13. The premised shall not be used for gambling, lodging, sleeping, or for any immoral or illegal purpose.

14. The requirements of TENANTS will be attended to only upon application at the office of the LANDLORD. Employees shall not perform any work, or do anything outside of their duties unless under special instructions from the office of the LANDLORD.

15. Canvassing, soliciting and peddling in the building is prohibited and each TENANT shall cooperate to prevent the same

16. TENANT shall have the free use of the mail chutes installed in the building, but , the LANDLORD in no way guarantees the efficiency of said mail chutes and shall in no way be responsible for any damage or delay which may arise from the use thereof.

                   Initials: TENANT _________, DATE __________

17. The LANDLORD specifically reserves the right to refuse admittance to the building after 7:00 PM daily, or on Sundays and legal holidays, to any persons who cannot furnish satisfactory identification, or to any person or persons who, for any reason, in the LANDLORD'S judgment, should be denied access to the premises. The LANDLORD, for the protection of the TENANTS and their effect, may prescribe hours and intervals during the night, on Sundays and legal holidays, when all persons entering and departing the building be required to enter their names, the office to which they are going, or which they are leaving, and the time of entrance or departure. This information shall be entered into a register provided for that purpose by the LANDLORD.

18. The LANDLORD may retain a passkey to the leased premises, and be allowed admittance thereto at all times to enable its representatives to examine the said premises.

19. The LANDLORD reserves the right to make any such other reasonable rules and regulations as in its judgment which may, from time to time, be needful for the safety, care and cleanliness of the premises, and the preservation of good order therein and in any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of execution hereof.

20. No TENANT, nor any of the TENANT'S servants, employees, agents, visitors, or licensees shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance.

21. The common area shall be subject to the exclusive control and management of Landlord or such other persons or nominees as Landlord may designate to exercise such management or control, in whole or in part over the common area, in Landlord's place and stead. Landlord's nominees and assignees shall have the right to establish, modify, amend and enforce reasonable rules and regulations with respect to the common area. Tenant agrees to abide by and conform with such rules and regulations, to cause its concessionaires, and its and their employees and agents, so to abide and conform, and use its best efforts to cause its customers, invitees and licenses to abide and conform.

In WITNESS WHEREOF the LANDLORD and the TENANT have executed in these presents this _____ day of __________, 2005.

WITNESSES:


                                                LANDLORD:  Wiles Road Plaza, LLC

____________________________________            BY:_____________________________
                                                   James Coy. VP

                                                TENANT:  Cygene, Inc.

____________________________________            BY:_____________________________
                                                   Martin Munzer, President

                   Initials: TENANT _________, DATE __________

                           ADDENDUM TO BUSINESS LEASE

THIS ADDENDUM is attached to and forms an integral part of that certain Business Lease of even date herewith by and between, WILES ROAD PLAZA, LLC AS LESSOR, AND CYGENE, INC., AS LESSEE, CONCERNING THE PREMISES LOCATED AT 7786 WILES ROAD, CORAL SPRINGS, FL 33067. In the event that this Addendum conflicts with, varies from, or modifies the terms and conditions of said Business Lease or any prior addendum thereto, the terms and provisions hereof shall control and govern the rights and obligations of the parties hereto. The terms of this Addendum are as follows:

LESSOR and LESSEE agree as follows with respect to the existence of use of hazardous materials and toxic substances on or about the Demised Premises:

         1. LESSEE shall establish and maintain, at its sole expense, a system to assure and to monitor the continued compliance with all federal, state, and county governments and their enforcing agencies, environmental laws and regulations. If LESSEE shall receive:

         a) Notice that any alleged violation of any environmental law or regulation may have been committed or is about to be committed by LESSEE.

         b) Notice that any Administrative or Judicial complaint or Order has been filed or is about to be filed against the LESSEE alleging violations of any environmental law or regulation requiring the LESSEE or any of its employees or agents to take any action in connection with the release or threatened release of hazardous or toxic substances or materials into the environment.

         c) Any notice from a federal, state, or local governmental agency or private party alleging that the LESSEE may be liable or responsible for costs associated with the response to or cleanup of a release or disposal of hazardous material or toxic substance into the environment or any damages caused thereby, including without limitation any notice that the LESSEE is a "potential responsible party," LESSEE shall provide LESSOR with a copy of such Notice within ten days of the LESSEE'S receipt thereof.

The LESSEE shall provide the LESSOR with notice of the enactment of or proclamation of any environmental law, regulation, code, etc,., that may result in a material, adverse change in the business, financial condition, or operations of the LESSEE, within fifteen (15) days after the LESSEE obtains knowledge thereof.

         2. LESSEE shall not cause or permit any hazardous materials or toxic substances to be brought upon, kept, or used in or about the Demised Premises by LESSEE, its agents, employees, contractors, or invitees, without the prior written consent of LESSOR. (LESSEE shall supply to LESSOR a list of all such hazardous materials and toxic substances which LESSEE intends to use or to store on the Demised Premises.) LESSOR shall not unreasonably withhold such consent as long as LESSEE demonstrated to LESSOR'S reasonable satisfaction and covenants to LESSOR that such hazardous materials or toxic substances are necessary or useful to LESSEE'S business and will be used, kept, and stored in a manner that complies with all laws relating to any such hazardous materials or toxic substances so brought upon or used or kept in or about the Demised Premises. LESSOR'S consent shall be given or withheld within ten (10) business days after LESSEE provides to LESSOR all required assurances. If LESSEE breaches the obligations stated in this paragraph, then LESSEE shall indemnify, defend, and hold LESSOR harmless from any and all costs, liabilities or losses incurred by LESSOR in properly storing and/or removing such non-conforming hazardous materials or toxic substances.

         3. If the presence of hazardous materials or toxic substances* on the Demised Premises caused or permitted by LESSEE results in contamination of the Demised Premises, or if contamination of the Demised Premises by hazardous material or toxic substances otherwise occurs for which LESSEE is liable to LESSOR for damage resulting therefrom, as determined by admission or upon a finding by a licensed environmental consultant after having conducted all of the required tests in compliance with any state, federal, or local agency, that LESSEE is liable, then LESSEE shall indemnify., defend and hold LESSOR harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including without limitation, diminution in value of the building or common areas of which the demised Premises are a part, damages arising from any adverse impact on marketing of space in the building or common areas of which the Demised Premises are a part, and sums paid in settlement of claims, actual attorneys' fees, costs, consultant fees and expert fees), which arise during or after the terms of the LEASE as a result of such contamination.

         4. The indemnification hereunder of LESSOR by LESSEE includes, without limitation, costs incurred in connection with any investigation of site conditions, including regular inspections, or any clean-up, remedial, removal or restoration work required or recommended by any federal, state or local government agency or political subdivision because of hazardous materials or toxic substances present in the soil or ground water on or under the Demised Premises and/or the building of which the Demised Premises are a part.

         5. a) The indemnity, defense, and hold harmless obligations of LESSEE under this Addendum shall relate back to the date LESSEE first commenced its' current occupancy of the Demised Premises and shall survive any termination of this LEASE.

         5. b) The indemnity, defense and hold harmless obligations of LESSEE under this Addendum shall survive the termination of this LEASE.

                   Initials: TENANT _________, DATE __________

         6. Without limiting the foregoing, if the presence of any hazardous materials or toxic substances on the Demised Premises or building of which the Demised premises are a part caused or permitted by LESSEE, as determined by admission or upon a finding by a licensed environmental consultant after having conducted all or the required tests in compliance with any state, federal, or local agency, that LESSEE is liable, results in any contamination of the Demised Premises or the building and common areas of which the Demised Premises are a part, LESSEE shall promptly take all actions at its' sole expense as are necessary to return the Demised Premises and the building and common areas of which the Demised Premises are a part to the Condition existing prior to the introduction of any hazardous materials or toxic substances; provided that LESSOR'S approval of such actions shall first be obtained, which approval shall not be unreasonable withheld or delayed so long as such actions, in LESSORS' sole and absolute discretion, would not potentially have any material adverse long-term or short-term effect on the Demised Premises or the building or common areas of which the Demised Premised are a part.

         7. It shall not be unreasonable for LESSOR to withhold its' consent to any proposed assignment or sublease if: (1) the proposed assignees' or sublesseess' anticipated use of the Demised Premises involves the generation, storage, use, treatment or disposal of hazardous materials or toxic substances;
(2) the proposed assignee or sublessee has been required by any prior LANDLORD, lender or governmental authority to take remedial action in connection with hazardous materials or toxic substances contaminating a property if the contamination resulted from such assignees' or sublessees' actions or use of the property in question; or (3) the proposed assignee is subject to an enforcement order issued by any government authority in connection with the use, disposal or storage of any hazardous materials or toxic substances.

         8. Any increase in the premium for insurance carried by LESSOR or required of LESSEE under this LEASE on the Demised Premises or the building or common areas of which the Demised Premises are a part, as determined by the insurance carrier, which arises from LESSEES' use and/or storage of theses materials shall be the sole responsibility of the LESSEE and at his expense. LESSEE shall procure and maintain at its' sole expense such additional insurance as may be necessary to comply with any federal, state or local government agency or special district jurisdiction.


WITNESSES:


                                               LANDLORD:  Wiles Road Plaza, LLC


____________________________________           BY:______________________________
                                                     James Coy, VP

                                               TENANT:  Cygene, Inc.


____________________________________           BY:______________________________
                                                     Martin Munzer, President

                   Initials: TENANT _________, DATE __________